                                                              EXHIBIT 10.18

                    ----------------------------------------

                         SECURITIES PURCHASE AGREEMENT

                    ----------------------------------------


      Series D Redeemable Preferred Stock of Career Education Corporation
                                ($7,500,000.00)

                                      and

   Warrants to Purchase Class E Common Stock of Career Education Corporation
                    (Exercisable for 8,924 Aggregate Shares,
                         $.01 per share Exercise Price)


                         Dated as of February 28, 1997

                               TABLE OF CONTENTS

                          (Not Part of the Agreement)

                                                                            Page
                                                                            ----
1. AUTHORIZATION OF FINANCING..............................................   2

2. PURCHASE AND SALE OF SECURITIES; CLOSING................................   2
     2.1. PURCHASE AND SALE................................................   2
     2.2. CLOSING..........................................................   2

3. CONDITIONS TO EACH CLOSING..............................................   3
     3.1. CLOSING OF THE COMPUTERTECH ACQUISITION..........................   3
     3.2. OPINION OF COUNSEL...............................................   3
     3.3. REPRESENTATIONS AND WARRANTIES...................................   3
     3.4. PURCHASE PERMITTED BY APPLICABLE LAWS............................   4
     3.5. NO ADVERSE LEGISLATION, ACTION OR DECISION.......................   4
     3.6. APPROVALS AND CONSENTS...........................................   4
     3.7. PROCEEDINGS......................................................   5
     3.8. SERIES D PREFERRED STOCK AND WARRANT CERTIFICATES................   5
     3.9. STOCKHOLDERS AGREEMENT...........................................   5
     3.10. CERTIFICATE OF DESIGNATION......................................   5
     3.11. COMPLIANCE CERTIFICATE..........................................   5
     3.12. ADDITIONAL INFORMATION..........................................   5
     3.13. NO CHANGE RESULTING IN MATERIAL ADVERSE EFFECT..................   6

4. SUBSEQUENT INVESTMENTS..................................................   6
     4.1. CONDITIONS TO SUBSEQUENT INVESTMENTS.............................   6
     4.2. LIMITATION OF OBLIGATION OF PURCHASERS TO MAKE ANY
            SUBSEQUENT INVESTMENT..........................................   7
     4.3. FURTHER LIMITATION OF OBLIGATION OF INDIVIDUAL
            INVESTORS TO MAKE ANY SUBSEQUENT INVESTMENT....................   7

5. AFFIRMATIVE COVENANTS...................................................   7
     5.1. FINANCIAL STATEMENTS AND OTHER REPORTS...........................   8
     5.2. USE OF PROCEEDS..................................................   8
     5.3. RESERVATION OF SHARES............................................   8

6. NEGATIVE COVENANTS......................................................   8
     6.1. WITHHOLDING TAXES................................................   8

7. OTHER REMEDIES..........................................................   9

8. REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE COMPANY................   9
     8.1. ORGANIZATION; AUTHORITY..........................................   9
     8.2. AUTHORIZATION....................................................  10
     8.3. CAPITAL STOCK AND RELATED MATTERS................................  10
     8.4. LITIGATION.......................................................  12
     8.5. COMPLIANCE.......................................................  12
     8.6. OFFERING.........................................................  13
     8.7. CONFLICTING AGREEMENTS...........................................  13
     8.8. GOVERNMENTAL PERMITS, CONSENTS, ETC..............................  13
     8.9. FEES AND COMMISSIONS.............................................  14
     8.10. RESERVATION OF SHARES...........................................  14

9. REPRESENTATIONS OF THE PURCHASERS.......................................  14
     9.1. PURCHASE OF SECURITIES...........................................  14
     9.2. INCORPORATION AND AUTHORIZATION OF INSTITUTIONAL INVESTORS.......  14
     9.3. NO CONFLICTS.....................................................  14
     9.4. NO BROKERS' FEES.................................................  15

10. DEFINITIONS............................................................  15

11. MISCELLANEOUS..........................................................  19
     11.1. PAYMENTS........................................................  19
     11.2. EXPENSES; INDEMNITY.............................................  19
     11.3. CONSENT TO AMENDMENTS; SUBORDINATION............................  20
     11.4. PERSONS DEEMED OWNERS...........................................  21
     11.5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT....  21
     11.6. SUCCESSORS AND ASSIGNS..........................................  22
     11.7. NOTICES.........................................................  22
     11.8. DESCRIPTIVE HEADINGS, ETC.......................................  22
     11.9. GOVERNING LAW; CHOICE OF FORUM..................................  23
     11.10. WAIVER OF JURY TRIAL...........................................  24
     11.11. ISSUANCE OF SECURITIES TO KLETTKE..............................  24

                        LIST OF SCHEDULES AND EXHIBITS

SCHEDULES:
---------

Schedule 1     Investments
Schedule 8.2   Authorization
Schedule 8.3   Capitalization
Schedule 8.4   Litigation
Schedule 8.7   Conflicting Agreements
Schedule 8.8   Governmental Permits

EXHIBITS:
--------

Exhibit A      Form of Certificate of Designations for Series D Preferred Stock
Exhibit B      Form of Warrant Certificate
Exhibit C      Form of Opinion of the Company's Counsel
Exhibit D      Form of First Amendment to Stockholders Agreement

                         SECURITIES PURCHASE AGREEMENT

          THIS SECURITIES PURCHASE AGREEMENT, dated as of February 28, 1997, is made by and among CAREER EDUCATION CORPORATION, a Delaware corporation (the "COMPANY"), HELLER EQUITY CAPITAL CORPORATION, an Illinois corporation ("HELLER"), ELECTRA INVESTMENT TRUST P.L.C. ("EIT"), Robert E. Dowdell ("DOWDELL"), John M. Larson ("LARSON"), Wallace O. Laub and Constance L. Laub (collectively, the "LAUBS"), and William A. Klettke ("KLETTKE" and together with Dowdell, Larson and the Laubs, the "INDIVIDUAL INVESTORS"). Heller and EIT are sometimes collectively referred to herein as the "INSTITUTIONAL INVESTORS." The Institutional Investors and the Individual Investors are sometimes collectively referred to herein as the "PURCHASERS."

                              W I T N E S S E T H:

          WHEREAS, Purchasers are the holders of all of the issued and outstanding capital stock of the Company, and all issued and outstanding warrants and other options and rights to purchase capital stock of the Company (other than certain options issued to employees of the Company pursuant to its 1995 Stock Option Plan dated August 23, 1995 (as amended, the "MANAGEMENT OPTION PLAN") and certain Warrants issued to The Provident Bank.

          WHEREAS, the Company has requested additional equity financing in the amount of up to Seven Million Five Hundred Thousand Dollars ($7,500,000) from Purchasers, and desires to sell the Series D Preferred Stock and the Warrants (as each is hereinafter defined, and collectively, the "SECURITIES") to the Purchasers, for the purpose of providing funds for, among other things, the acquisition of capital stock of The School of Computer Technology, Inc., a Pennsylvania corporation (the "COMPUTERTECH ACQUISITION") and for other future private, post-secondary vocational school acquisitions by the Company (each, a "FUTURE ACQUISITION"); and

          WHEREAS, the Purchasers desire, upon the terms and conditions hereinafter provided, to purchase from the Company the Series D Preferred Stock and Warrants;

          NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be bound, hereby agree as follows:

          Certain terms used in this Agreement are defined in Section 10 hereof.
                                                              ----------
Unless otherwise indicated, references to statutes are to statutes of the United States. Accounting terms used herein shall be construed in accordance with GAAP. In addition, unless the contrary intention appears, terms and expressions having a defined or generally accepted meaning under the securities laws of the United States shall have the same meaning in this Agreement.

1.   AUTHORIZATION OF FINANCING.
     --------------------------

          The Company has authorized the issuance, sale and delivery of (a) 7,500 shares of its Series D Redeemable Preferred Stock, par value $.01 per share, with a stated value of $1,000 per share (the "SERIES D PREFERRED STOCK"), which series has the rights, restrictions, privileges and preferences as set forth in the Certificate of Designations for the Series D Preferred Stock of the Company, substantially in the form of Exhibit A attached hereto (the
                                      ---------
"CERTIFICATE OF DESIGNATIONS"), and (b) the detachable warrants to be issued in connection with each issuance of Series D Preferred Stock in accordance with
Schedule 1 attached hereto (collectively, the "WARRANTS" and each individually,
----------
a "WARRANT") to purchase a maximum aggregate of 8,924 shares of Class E Common Stock of the Company, at an exercise price of $.01 per share, evidenced by one or more warrant certificates (the "WARRANT CERTIFICATES") to be substantially in the form of Exhibit B attached hereto.
            ---------

2.   PURCHASE AND SALE OF SECURITIES; CLOSING.
     ----------------------------------------

          2.1.   PURCHASE AND SALE.
                 -----------------

          The Company hereby agrees to issue and sell to each Purchaser and each Purchaser, severally and not jointly, agrees, subject to the terms and conditions herein set forth and in reliance upon the representations, warranties and agreements of the Company herein contained, to purchase at the Closings from the Company for the purchase price set forth opposite such Purchaser's name in
Schedule 1 attached hereto, (a) the aggregate number of shares of Series D
----------
Preferred Stock set forth opposite such Purchaser's name under the heading Total Investment in Schedule 1 attached hereto, and registered in such Purchaser's
              ----------
name (or, in the case of Heller and EIT, the name of such Institutional Investor's nominee, as such Institutional Investor shall request) and (b) the aggregate number of Warrants set forth opposite such Purchaser's name under the heading Total Investment in Schedule 1 attached hereto, in the form of one or
                            ----------
more Warrant Certificates, registered in such Purchaser's name (or, in the case of Heller and EIT, the name of such Institutional Investor's nominee, as such Institutional Investor shall request).

          2.2.   CLOSING.
                 -------

          The purchase and delivery of the Securities shall take place at the offices of Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd., 55 E. Monroe Street, Suite 3700, Chicago, Illinois 60603 at one or more closings (each, a "CLOSING"). Subject to the satisfaction or waiver of the conditions described in Section 3 below, the Closing of the purchase and sale of the Securities set
   ---------
forth opposite each Purchaser's name under the heading Initial Investment in
Schedule 1 attached hereto, which Closing shall pertain to an aggregate
----------
investment of $2,000,000 (the "INITIAL INVESTMENT"), shall be held simultaneously with the execution and delivery of this Agreement, or at such other place or on such other date as the Institutional Investors and the Company may agree upon, but in no event later than February 28, 1997 (the "INITIAL CLOSING DATE"). Subject to the satisfaction or waiver of the conditions described in Section 3 and Section 4 below, each Closing of the purchase and
             ---------     ---------
sale of the Securities, or any portion thereof, set forth opposite each Purchaser's name under the heading Subsequent Investment(s) in Schedule 1
                                                               ----------
attached hereto, which Closings shall pertain to an aggregate investment of up to $5,500,000 (each, a "SUBSEQUENT INVESTMENT"), shall be held simultaneously with the closing of a Future Acquisition which the Company intends to finance with the proceeds of such Subsequent Investment. At each Closing, the Company will deliver one or more certificates evidencing the appropriate number of shares of Series D Preferred Stock and one or more certificates evidencing the appropriate number of Warrants to each Purchaser, against payment by such Purchaser of the purchase price therefor by transfer of immediately available funds to such bank or other financial institution as the Company may direct in writing, for credit to the Company's account The date of each Closing hereunder is sometimes referred to as a "CLOSING DATE".

3.   CONDITIONS TO EACH CLOSING.
     --------------------------

          Each Purchaser's obligation to purchase and pay for the Securities to be sold in connection with the Initial Investment and each Subsequent Investment is subject to the satisfaction prior to or at each Closing of each of the following conditions:

          3.1.   CLOSING OF THE COMPUTERTECH ACQUISITION.
                 ---------------------------------------

          With respect to the Initial Closing only, the ComputerTech Acquisition shall close simultaneously with the Initial Investment, in accordance with the terms and subject to the conditions approved by the Board of Directors of the Company, without any material deviation therefrom.

          3.2    OPINION OF COUNSEL.
                 ------------------

          The Institutional Investors shall have received from Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd., special counsel to the Company, an opinion substantially in the form set forth in Exhibit C, addressed to the
                                               ---------
Institutional Investors, dated the Closing Date and otherwise reasonably satisfactory in form and substance to such parties.

          3.3.   REPRESENTATIONS AND WARRANTIES.
                 ------------------------------

          The representations and warranties of the Company contained in this Agreement and those otherwise made in any writing by the Company, furnished in connection with or pursuant to this Agreement and the ComputerTech Acquisition or Future Acquisition to be financed hereby, as applicable (the "TRANSACTION DOCUMENTS") or in connection with the transactions contemplated hereby or thereby, shall be true and correct when made and at the time of such Closing (unless expressly made as of a particular date) as though made at such time, and the Company shall have performed or complied with the covenants, conditions and agreements contained in this Agreement and the applicable Transaction Documents required to be performed and complied with by the Company at or prior to such Closing, other than covenants, conditions and agreements contained in such Transaction Documents which have been waived by the parties thereto and disclosed to the Institutional Investors on or prior to such Closing.

          3.4.   PURCHASE PERMITTED BY APPLICABLE LAWS.
                 -------------------------------------

          The purchase of and payment for the Securities to be purchased at such Closing shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act) and shall not subject the Purchasers to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation or order. Each Purchaser shall have received such certificates or other evidence as they may reasonably request to establish compliance with the conditions set forth in this Section 3.4.
     -----------

          3.5.   NO ADVERSE LEGISLATION, ACTION OR DECISION.
                 ------------------------------------------

          After the date hereof and prior to the applicable Closing Date, no legislation, order, rule, ruling or regulation shall have been enacted or made by or on behalf of any governmental body, department or agency, nor shall have any legislation been introduced and favorably reported for passage to either House of Congress by any committee of either such House to which such legislation has been referred for consideration or any state legislature in any jurisdiction in which the Company operates or by any committee of such legislature to which such legislation has been referred for consideration, nor shall any decision of any court of competent jurisdiction within the United States have been rendered which, in any Institutional Investor's judgment, would have a Material Adverse Effect. There shall be no action, suit, investigation, or proceeding pending, or to the Company's knowledge, threatened, against or affecting the Company or any of its Subsidiaries, the Company's or any such Subsidiary's properties or rights, or any of the Company's or any such Subsidiary's Affiliates, officers or directors, before any court, arbitrator or administrative or governmental body which (a) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or the applicable Transaction Documents or (b) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions, and, to the Company's knowledge, there shall be no valid basis for any such action, proceeding or investigation.

          3.6.   APPROVALS AND CONSENTS.
                 ----------------------

          The Company shall have duly received all material authorizations, waivers, consents, approvals, licenses, franchises, permits and certificates (collectively, "CONSENTS") by or of all federal, state and local governmental authorities and all material Consents by or of all other Persons necessary or advisable for the issuance of the applicable Securities, and all thereof shall be in full force and effect at the time of Closing.

          3.7.   PROCEEDINGS.
                 -----------

          All proceedings taken or to be taken in connection with the transactions contemplated hereby and in the applicable Transaction Documents, and all documents incident thereto, shall be reasonably satisfactory in form and substance to each Institutional Investor, and each Institutional Investor shall have received all such counterpart originals or certified or other copies of such documents as it may request.

          3.8.   SERIES D PREFERRED STOCK AND WARRANT CERTIFICATES.
                 -------------------------------------------------

          The Company shall have delivered to each Purchaser one or more Series D Preferred Stock certificates and one or more Warrant certificates representing the aggregate number of shares of Series D Preferred Stock and Warrants being purchased from the Company by such Purchaser at such Closing.

          3.9.   STOCKHOLDERS AGREEMENT.
                 ----------------------

          The First Amendment to the Amended and Restated Stockholders' Agreement of the Company, in the form of Exhibit D hereto, shall have been
                                         ---------
executed and delivered by and to all parties thereto.

          3.10.  CERTIFICATE OF DESIGNATION.
                 --------------------------

          The Certificate of Designations shall have been executed and duly filed with the Delaware Secretary of State, and shall remain in full force and effect, and since the date of such filing the Company will not have adopted or filed any other document designating terms, relative rights or preferences of its Preferred Stock, or otherwise amending or modifying the Certificate of Designation, without the prior written consent of the Institutional Investors.

          3.11.  COMPLIANCE CERTIFICATE.
                 ----------------------

          Each Purchaser shall have received an Officers' Certificate, dated as of such Closing Date, certifying that the conditions specified in this Section 3
                                                                       ---------
required to be fulfilled on such Closing Date (other than actions required to be taken by such Purchaser) have been fulfilled.

          3.12.  ADDITIONAL INFORMATION.
                 ----------------------

          The Company shall have executed and/or delivered such other information and documentation as each Purchaser and its counsel may reasonably request. Each Purchaser shall have received such other documents and opinions, in form and substance satisfactory to its counsel, relating to matters incident to the ComputerTech Acquisition or relevant Future Acquisition, as applicable, and the transactions contemplated by the applicable Transaction Documents.

          3.13.  NO CHANGE RESULTING IN MATERIAL ADVERSE EFFECT.
                 ----------------------------------------------

          Since November 30, 1996, there shall have been no change in the business or operations of the Company, nor any other event, which has had, or is likely to have, in any Institutional Investor's reasonable judgment, a Material Adverse Effect.

          Any condition specified in this Section 3 (or in Section 4 below) may
                                          ---------        ---------
be waived with respect to any Purchaser upon express written consent executed by such Purchaser.

4.   SUBSEQUENT INVESTMENTS.
     ----------------------

          4.1.   CONDITIONS TO SUBSEQUENT INVESTMENTS.
                 ------------------------------------

          Following the Initial Closing, upon written request of the Company, each Purchaser shall be obligated to make one or more Subsequent Investments, for the purchase of Series D Preferred Stock and Warrants up to a maximum aggregate purchase in the amount set forth opposite such Purchaser's name under the heading Subsequent Investment(s) in Schedule 1 attached hereto, subject to
                                        ----------
the satisfaction prior to or at the Closing of such Subsequent Investment of each of the following conditions:

          (a)  No Event of Default. No default or event of default shall
               -------------------
     exist or be continuing under the Senior Loan Agreement, other than any default or event of default caused by the Purchasers' failure to purchase all or any of the Series D Preferred Stock or Warrants or which would be cured by the purchase of the Series D Preferred Stock and Warrants being requested by the Company.

          (b)  Representations and Warranties. The representations and
               ------------------------------
     warranties contained in Section 8 (other than those made as of a particular
                             ---------
     date) shall be true and correct in all material respects as of the date of such Closing.

          (c)  Conditions.  The conditions contained in Section 3 shall
               ----------                               ---------
     continue to be fulfilled in all material respects.

          (d)  Approval of Company Board of Directors; Use of Proceeds. The
               -------------------------------------------------------
     proceeds of such Subsequent Investment shall be used to fund a Future Acquisition previously approved by the Board of Directors of the Company, which approval shall include the affirmative vote of the Heller Director (as defined in the Stockholders Agreement), Patrick K. Pesch (or any successor to his seat on the Board of Directors).

          (e)  Prior Notice.  The Company shall have given to each
               ------------
     Purchaser written notice of the Company's request for a Subsequent Investment not less than thirty (30) days prior to the date of the Closing for such Subsequent Investment, which notice shall indicate the number of shares of Series D Preferred Stock and the number of Warrants which such Purchaser is requested to purchase, the price therefor, and the anticipated date of such Closing.

          4.2.   LIMITATION OF OBLIGATION OF PURCHASERS TO MAKE ANY SUBSEQUENT
                 -------------------------------------------------------------
                 INVESTMENT.
                 ----------

          Notwithstanding any provision of this Agreement to the contrary, in no event shall Purchasers, or any one of them, be obligated to make a Subsequent Investment, the proceeds of which will be used by the Company to pay in excess of thirty-five percent (35%) of the aggregate consideration for the Future Acquisition to be funded with the proceeds of such Subsequent Investment. Furthermore, in no event shall any Purchaser be obligated to make any Subsequent Investment after July 31, 1998.

          4.3.   FURTHER LIMITATION OF OBLIGATION OF INDIVIDUAL INVESTORS TO
                 -----------------------------------------------------------
                 MAKE ANY SUBSEQUENT INVESTMENT.
                 ------------------------------

          Notwithstanding any provision of this Agreement to the contrary, no Individual Investor shall be obligated to make any Subsequent Investment pursuant to this Agreement; provided, that within fifteen (15) days after any
                            --------
Individual Investor desiring not to make a Subsequent Investment receives notice of the Company's request for such Subsequent Investment in accordance with subsection 4.1(e) above, such Individual Investor provides written notice to the
-----------------
Company of his election not to participate in such Subsequent Investment. No notice given pursuant to the immediately preceding sentence shall be deemed an election by the Individual Investor giving such notice not to participate in any later Subsequent Investment. In the event that one or more Individual Investors elect not to participate in any Subsequent Investment pursuant to this Section
                                                                       -------
4.3, the parties hereto agree that the Securities that would have been purchased
---
by such Individual Investor or Investors shall be purchased at the closing of such Subsequent Investment by the Institutional Investors, pro rata.

5.   AFFIRMATIVE COVENANTS.
     ---------------------

          The Company hereby covenants from and after the date of this Agreement, so long as any Securities remain outstanding, as follows:

          5.1.   FINANCIAL STATEMENTS AND OTHER REPORTS.
                 --------------------------------------

          The Company covenants that it will deliver, or cause to be delivered, to each Purchaser, the financial statements and other reports described in
Section 5.1 of the Electra Securities Agreement, in the form and in accordance with the deadlines for delivery of such financial statements and other reports set forth in the Electra Securities Agreement.

          5.2.   USE OF PROCEEDS.
                 ---------------

          The Company shall use all of the proceeds received from the sale of the Securities pursuant to this Agreement to fund (a) in the case of the Initial Investment, the ComputerTech Acquisition and related costs and expenses, (b) in the case of any Subsequent Investment, the Future Acquisition for which such Subsequent Investment is requested by the Company and any related costs and expenses.

          5.3.   RESERVATION OF SHARES.
                 ---------------------

          The Company shall at all times keep reserved, and available for issuance, the number of shares of Common Stock for issuance upon exercise of all of the Warrants (as such number may be adjusted from time to time pursuant to the terms of the Warrants).

6.   NEGATIVE COVENANTS.
     ------------------

          The Company hereby covenants from and after the date of this Agreement, so long as any Securities remain outstanding, as follows:

          6.1.   WITHHOLDING TAXES.
                 -----------------

          (a) The Company covenants that it will not withhold United States withholding taxes from payments to be made to holders of the Securities if such holders (i) are corporations organized under the laws of a jurisdiction outside the United States or are otherwise persons not resident in the United States for United States federal income tax purposes, and (ii) provide the Company, upon the Company's reasonable request, with one or more of Internal Revenue Service Form W-8, Form 4224 or other applicable forms, certificates or documents certifying as to entitlement to an exemption from any such withholding requirements.

          (b) The Company covenants that it will not withhold United States withholding taxes from payments to be made to holders of the Securities in excess of an applicable treaty rate if such holders (i) are corporations organized under the laws of jurisdictions outside the United States or are otherwise persons not resident in the United States for United States federal income tax purposes, and (ii) provide the Company, upon the Company's reasonable request, with one or more of certifications of their residence address, Internal Revenue Service Form 1001 or other applicable forms, certificates or documents certifying as to entitlement to a reduced rate of withholding under any such withholding requirements.

          (c)    Neither subsection 6.1(a) nor subsection 6.1(b) hereof shall
                         -----------------     -----------------
     require the Company to apply an exemption or reduced rate of withholding during any period when it shall have received notice or has knowledge (i) that the residence information previously provided on any applicable form, certificate or document is incorrect and no corrected form, certificate or document as applicable has been provided to the Company, or (ii) of any other information which would render such exemption or reduced rate inapplicable.

7.   OTHER REMEDIES.
     --------------

          No remedy conferred in this Agreement upon the holder of any Preferred Shares is intended to be exclusive of any other remedy available to such holder, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

8.   REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE COMPANY.
     --------------------------------------------------------

          The Company hereby represents, covenants and warrants for the benefit of each holder from time to time of the Securities and the Purchasers, as of the applicable Closing and after giving effect to the transactions contemplated by this Agreement to be consummated simultaneously with such Closing, as follows:

          8.1.   ORGANIZATION; AUTHORITY.
                 -----------------------

          Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as presently conducted and as proposed to be conducted. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation duly authorized to do business in each jurisdiction where it owns or leases property or in which the conduct of its business requires it so to qualify or be licensed, except in those jurisdictions in which the failure to qualify will not individually or in the aggregate have a Material Adverse Effect. Other than the Subsidiaries, the Company does not own of record or beneficially any Capital Stock or equity interest or investment in any corporation, association, partnership, joint venture or other entity. The Company and each of its Subsidiaries have furnished Purchasers with true, correct and complete copies of its Certificate of Incorporation (including, without limitation, the Certificate of Designations) and By-Laws, each as amended to date.

          8.2.   AUTHORIZATION.
                 -------------

          All corporate action on the part of the Company and its directors and stockholders necessary for the authorization, execution, delivery and performance by (a) the Company of this Agreement, the Series D Preferred Stock certificates, the Warrants and the other transactions to be consummated in connection with the applicable Closing, and (b) the consummation of the transactions contemplated herein and therein shall have been taken or will be taken prior to such Closing. Each of the Transaction Documents to which the Company is a party is the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms. The execution, delivery and performance by the Company of each Transaction Document to which it is a party and compliance therewith and the issuance and sale of the shares of Series D Preferred Stock and the Warrants will not result in any violation of and will not (i) conflict with, or result in a breach of, any of the terms of, or constitute a default under, (a) any provision of state or Federal law to which the Company is subject, (b) the Company's Certificate of Incorporation (including, without limitation, the Certificate of Designations) or By-Laws, or
(c) any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation, or other restriction to which the Company is a party or by which it is bound, or (ii) result in the creation of any Lien (except as contemplated by the Senior Loan Documents) upon any of the properties or assets of the Company pursuant to any such term, or (iii) except as set forth on
Schedule 8.2, result in the suspension, revocation, impairment, forfeiture or
------------
non-renewal of any permit, license, authorization or approval applicable to the Company's operations or any of its assets or properties. No stockholder has any preemptive rights or rights of first refusal by reason of the issuance of the Warrants or the shares of Series D Preferred Stock which have not previously been waived. The issued and outstanding shares of Series D Preferred Stock have been duly and validly issued and are fully paid and non-assessable. The shares of Common Stock issuable upon exercise of the Warrants, have, in each case, been duly and validly reserved, and are not subject to any preemptive rights or rights of first refusal which have not previously been waived, and, upon issuance, will be validly issued, fully paid and non-assessable.

          8.3.   CAPITAL STOCK AND RELATED MATTERS.
                 ---------------------------------

          At the time of the Closing of the Initial Investment, (a) the authorized capital stock of the Company will consist of (i) 500,000 shares of Class A Voting Common Stock, par value $.01 per share, of which 5,250 shares will be issued and outstanding, (ii) 100,000 shares of Class B Voting Common Stock, par value $.0l per share, of which 5,100 shares will be issued and outstanding, (iii) 100,000 shares of Class C Non-Voting Common Stock, par value $.01 per share, of which 69,900 shares will be issued and outstanding, (iv) 100,000 shares of Class D Non-Voting Common Stock, par value $.01 per share, of which no shares will be issued and outstanding and 27,484 shares will be reserved for issuance upon the exercise of certain warrants held by Electra and The Provident Bank, (v) 100,000 shares of Class E Non-Voting Common Stock, par value $.01 per share, of which 1,648 shares will be issued and outstanding and 13,400 shares will be reserved for issuance upon exercise of certain management stock options, 490 shares will be reserved for issuance upon exercise of certain warrants held by The Provident Bank and 8,924 shares will be reserved for issuance upon exercise of the Warrants, (vi) 50,000 shares of Series A Preferred Stock, par value $.01 per share, of which 7,852 shares will be issued and outstanding, (vii) 1,000 shares of Series B Preferred Stock, par value $.01 per share, none of which shares will be issued and outstanding, (viii) 5,000 shares of Series C Preferred Stock, par value $.01 per share, of which 4,954 shares of Series C Preferred Stock will be issued to Electra and outstanding, and (ix) 10,000 shares of Series D Preferred Stock, par value $.01 per share, per share, of which 2,000 shares will be issued and outstanding, (b) no shares of Common Stock will be owned or held by or for the account of the Company; (c) all of the issued and outstanding shares of the Company's Capital Stock will be validly issued and outstanding, fully paid and non-assessable and will be owned of record (other than shares attributable to Klettke, which shall be owned of record by First Chicago, Custodian, William A. Klettke IRA) and, to the best knowledge of the Company, beneficially, free and clear of any Liens (except as may be contemplated by the Senior Loan Documents) by the individuals and entities and in the amounts set forth on Schedule 1 and Schedule 8.3 hereof; (d)
                                         ----------     ------------
except for the Class A Voting Common Stock, the Class B Voting Common Stock, the Class C Non-Voting Common Stock, warrants for the Class D Non-Voting Common Stock, the Class E Non-Voting Common Stock and certain warrants and options for the Class E Non-Voting Common Stock, the Series A Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, and the Warrants, and except as set forth on Schedule 8.3 hereto, the Company has no, and at the time of the
             ------------
Closing of the Initial Investment will not have, outstanding stock or securities convertible into or exchangeable for any shares of its Capital Stock, or any outstanding rights (either preemptive or other) to subscribe for or to purchase, or any outstanding options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any outstanding calls, commitments or claims of any character relating to, any Capital Stock or any stock or securities convertible into or exchangeable for any Capital Stock of the Company, or any outstanding demand or piggyback registration rights to register any Capital Stock or any stock or securities convertible into or exchangeable for the Capital Stock of the Company (other than rights of certain Purchasers which have been waived or are being waived simultaneously herewith); (e) except with respect to the Series C Preferred Stock, the Series A Preferred Stock and the Series D Preferred Stock, the Company will not be subject to any obligation (contingent or other) to repurchase, otherwise acquire or retire any shares of Capital Stock; and (f) the Company has no knowledge of any agreement (except as set forth in this Agreement, the Electra Securities Agreement or the Stockholders Agreement) restricting the transfer of any shares of the Company's Capital Stock, except as set forth on Schedule 8.3. Schedule 8.3 sets forth the
                                      ------------   ------------
number of shares of Capital Stock, the holders thereof, and the percentage held by each holder of the issued and outstanding Capital Stock of the Company and each Subsidiary at the time of the Closing of the Initial Investment and after giving effect to the Initial Investment.

          8.4.   LITIGATION.
                 ----------

          Except as disclosed on Schedule 8.4 hereto, there is no action, suit,
                                 ------------
investigation or proceeding pending, or, to the Company's knowledge threatened, or any basis therefor or threat thereof, in, nor is there any existing judgment, order or decree of, any court, governmental authority, arbitration board or tribunal, foreign or domestic to which the Company or any of its Subsidiaries is or may be named as a party or its property is or may be subject or which challenges this Agreement or any of the transactions contemplated hereby, or to the Company's knowledge, to which any officer, employee or stockholder of the Company or any of its Subsidiaries is subject, and the Company has no knowledge of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or nonmonetary relief which claim individually or collectively with other such unasserted claims, if granted, or actions, suits, investigations or proceedings would have a Material Adverse Effect or which challenges this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby. No legislation, order, rule, ruling or regulation has been enacted or made by or on behalf of any governmental body, department or agency, nor to the Company's knowledge has there been any legislation introduced and favorably reported for passage to either House of Congress by any committee of either such House to which such legislation has been referred for consideration or any state legislature in any jurisdiction in which the schools operated by the Company and its Subsidiaries operate or by any committee of such legislature to which such legislation has been referred for consideration, nor to the Company's knowledge has any decision of any court of competent jurisdiction within the United States been rendered which, in the Company's judgment, would have a Material Adverse Effect.

          8.5.   COMPLIANCE.
                 ----------

          (a) Neither the Company nor any Subsidiary is in violation of any statute, law, ordinance, governmental rule or regulation (including environmental laws) or any judgment, order or decree (federal, state, local or foreign) to which it is subject, except where such violation would not have, and is not likely to result in, a Material Adverse Effect, nor has it failed to obtain any, and it possesses all, licenses, permits, franchises or other governmental authorizations necessary for the ownership or operation of its properties or the conduct of its business as presently conducted and as proposed to be conducted, except where the failure to so obtain or to so possess would not have, and is not likely to result in, a Material Adverse Effect.

          (b) Neither the Company nor any Subsidiary is in violation of any term of its Certificate of Incorporation, as amended (including, without limitation, the Certificate of Designations in the case of the Company), or By-Laws, as amended.

          (c) Neither the Company nor any Subsidiary is in violation of any term of any Contract, judgment, decree, order, statute, rule or regulation to which either the Company or any Subsidiary is subject or which would permit any party to any Contract to terminate, amend or modify such Contract, except for any violations which do not cause, and are not likely to result in, a Material Adverse Effect. To the Company's knowledge, neither the Company nor any Subsidiary has waived any right or default by any party under any Contract. All Contracts are in full force and effect, and the Company and its Subsidiaries each have no knowledge that any party to any Contract, or any parties to any Contract is or is seeking or presently intends to seek to (i) terminate, amend or modify such Contract or (ii) upon the expiration of such Contract, not renew such Contract on terms substantially similar to those terms currently in such

     Contract, except where the termination, amendment, modification or failure to renew does not have, and is not likely to result in, a Material Adverse Effect.

          8.6.   OFFERING.
                 --------

          Based upon the representations and warranties of each Purchaser set forth in Section 9 hereof, the offer, sale and issuance of the shares of Series
         ---------
D Preferred Stock, the Warrants, and the shares of Common Stock issuable upon the exercise of the Warrants are all exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or other jurisdiction, and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the lose of such exemption.

          8.7.   CONFLICTING AGREEMENTS.
                 ----------------------

          Neither the Company nor any of its Subsidiaries is a party to any Contract or subject to any restriction which would have, or would be likely to have, a Material Adverse Effect. Except as set forth on Schedule 8.7 hereto,
                                                         ------------
neither the Company nor any of its Subsidiaries is a party to or otherwise subject to any Contract which limits the amounts of, or otherwise imposes restrictions on, the issuance of the Warrants, the Series D Preferred Stock or the Common Stock (upon the exercise of the Warrants).

          8.8.   GOVERNMENTAL PERMITS, CONSENTS, ETC.
                 -----------------------------------

          Except as set forth on Schedule 8.8, no consent, approval,
                                 ------------
authorization, exemption or other action by, or notice to or filing with, any court or administrative or governmental body which has not been obtained, taken or made is required in connection with the execution and delivery of this Agreement or the Transaction Documents, the consummation of the transactions contemplated hereby or thereby or fulfillment of or compliance with the terms and provisions hereof.

          8.9.   FEES AND COMMISSIONS.
                 --------------------

          No broker 's or finder 's fee or commission will be payable by the Company with respect to the issuance and sale of the Securities or the transactions contemplated hereby.

          8.10.  RESERVATION OF SHARES.
                 ---------------------

          The Company has reserved for issuance the number of its authorized but unissued shares of Common Stock necessary to permit the exercise in full of all the outstanding Warrants.

9.   REPRESENTATIONS OF THE PURCHASERS.
     ---------------------------------

          Each Purchaser represents, severally and not jointly, and in making its purchase hereunder it is specifically understood and agreed, that:

          9.1.   PURCHASE OF SECURITIES.
                 ----------------------

          Such Purchaser is purchasing the Securities set forth opposite his or its name on Schedule 1 hereto for its own account, (a) for investment purposes
            ----------
and not with a view to or for sale in connection with any distribution thereof; and (b) it, he or she is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act. Such Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Securities purchased by it hereunder (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of such Securities), except in compliance with the Securities Act, the Exchange Act, any applicable state securities or blue sky laws and the Stockholders Agreement.

          9.2.   INCORPORATION AND AUTHORIZATION OF INSTITUTIONAL INVESTORS.
                 ----------------------------------------------------------

          In the case of each Institutional Investor, such Institutional Investor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and such Institutional Investor has the full legal right, power and authority to enter into this Agreement and to perform its obligations hereunder without the need for the consent of any other person; and this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of such Institutional Investor enforceable against such Institutional Investor in accordance with the terms hereof.

          9.3.   NO CONFLICTS.
                 ------------

          The execution, delivery and performance by such Purchaser of this Agreement and each Transaction Document to which it is a party and compliance therewith and the purchase of the Securities will not result in any violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, (a) any provision of state, Federal or foreign law to which it is subject, (b) where applicable, its Certificate of Incorporation or By-Laws, or (c) any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation, or other restriction to which it is a party or by which it is bound.

          9.4.   NO BROKERS' FEES.
                 ----------------

          Such Purchaser has not agreed or committed to pay any broker's or finder's fee or commission with respect to the purchase of the Securities or the transactions contemplated hereby.

10.  DEFINITIONS.
     -----------

          For the purpose of this Agreement, the following terms shall have the meanings specified with respect thereto below:

          "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person, but shall exclude, with respect to the Company, Electra and any transferee that might be deemed to be an Affiliate of the Company solely by reason of its ownership of Securities purchased by EIT under this Agreement or any other agreement or securities issued in exchange for any such Securities, or by reason of its benefiting from any agreements or covenants of the Company contained in this Agreement. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "AGREEMENT" means this Securities Purchase Agreement, as this Agreement may be amended from time to time, together with all Exhibits and Schedules hereto.

          "BY-LAWS" means for any Person all By-Laws, Codes of Regulation or other equivalent charter documents in the jurisdiction of incorporation of such Person.

          "CAPITAL STOCK" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of, rights to acquire, or interests in (however designated) corporate stock, including, without limitation, any security which is convertible into or exercisable for such corporate stock.

          "CERTIFICATE OF DESIGNATIONS" has the meaning set forth in Section 1
                                                                     ---------
     hereof.

          "CERTIFICATE OF INCORPORATION" means for any Person all Certificates of Incorporation, Articles of Incorporation or other equivalent charter documents in the jurisdiction of incorporation of such Person.

          "CLOSING" has the meaning specified in Section 2.2 hereof.
                                                 -----------

          "CLOSING DATE" has the meaning specified in Section 2.2 hereof.
                                                      -----------

          "COMMON STOCK" means the Company's common stock, par value $.01 per share.

          "COMPANY" means Career Education Corporation, a Delaware corporation, and its successors and assigns.

          "COMPUTERTECH ACQUISITION" has the meaning set forth in the second recital to this Agreement.

          "CONSENTS" has the meaning specified in Section 3.6 hereof.
                                                  -----------

          "CONTRACT" means any written or oral contract, agreement, commitment, note, bond, pledge, lease, sublease, deed, mortgage, guaranty, indenture, license, option, consulting agreement, supply contract, repair contract, distribution agreement, purchase order, joint venture agreement, franchise, technology and know-how agreement, employment agreement, instrument or any other contractual commitment that is binding on any Person or its property, which provide for payments from or to such Person of $50, 000 or more after the date hereof.

          "DAMAGES" has the meaning set forth in subsection 11.2(b) hereof.
                                                 ------------------

          "DOWDELL" means Robert E. Dowdell, an individual residing at 1951 Calle Roja, Santa Ana, California 92705.

          "EAI" means Electra Associates, Inc., a Delaware corporation, and its successors and assigns.

          "EIT" means Electra Investment Trust P.L.C., a corporation organized under the laws of England and Wales, and its successors and assigns.

          "ELECTRA" means EIT and EAI.

          "ELECTRA SECURITIES AGREEMENT" means that certain Securities Purchase Agreement dated as of July 31, 1995 between the Company and Electra.

          "EXCHANGE ACT" means the Securities Act of 1934, as amended, from time to time, and any successor statute or law thereto.

          "FUTURE ACQUISITION" has the meaning set forth in the second recital to this Agreement.

          "GAAP" means generally accepted accounting principles in the United States as in effect at the time any determination is made or financial statement is required hereunder as promulgated by the American Institute of Certified Public Accountants, the Accounting Principles Board, the Financial Accounting Standards Board or any other body existing from time to time which is authorized to establish or interpret such principles, applied on a consistent basis throughout any applicable period, subject to any change required by a change in GAAP; provided, however, that if any change in
                                   --------  -------
     generally accepted accounting principles during the term of this Agreement affects the calculation of any financial covenant or determination of value contained herein, the parties hereto hereby agree to amend this Agreement to the effect that each such financial covenant or determination of value is not more or less restrictive than such covenant as in effect on the date hereof.

          "HELLER" means, collectively, Heller Equity Capital Corporation, a Delaware corporation, and any entity controlling or under common control with Heller Equity Capital Corporation, and their successors and assigns.

          "INDIVIDUAL INVESTORS" has the meaning set forth in the introductory paragraph of this Agreement.

          "INITIAL CLOSING DATE" has the meaning set forth in Section 2.2
                                                              -----------
     hereof.

          "INITIAL CLOSING" means the Closing of the Initial Investment.

          "INITIAL INVESTMENT" has the meaning set forth in Section 2.2 hereof.
                                                            -----------

          "INSTITUTIONAL INVESTORS" has the meaning set forth in the introductory paragraph of this Agreement.

          "KLETTKE" means William A. Klettke, an individual residing at 6117 North Wyndwood Drive, Crystal Lake, Illinois 60014.

          "LARSON" means John M. Larson, an individual residing at 36 Lakeside Drive, South Barrington, Illinois 60010.

          "LAUBS" means Wallace O. Laub and Constance L. Laub, a married couple residing at 46-380 Manitou Drive, Indian Wells, California 92210.

          "LIEN" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditions sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

          "MANAGEMENT OPTION PLAN" has the meaning set forth in the first recital of this Agreement.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, condition (financial or other), assets, properties or operations or prospects of the Company and its Subsidiaries, taken as a whole.

          "OFFICERS' CERTIFICATE" means a certificate signed in the name of the Company, as applicable, by its chief executive officer, president or one of its vice presidents and by its chief financial officer, treasurer or controller.

          "PERSON" means and includes an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, and any other legal entity.

          "PREFERRED SHARES" means the shares of Series D Preferred Stock of the Company.

          "PURCHASERS" has the meaning set forth in the introductory paragraph of this Agreement.

          "SECURITIES" means the Warrants and the Series D Preferred Stock.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "SENIOR LOAN AGREEMENT" means that certain Credit Agreement dated as of July 31, 1995 by and among the Company and various of its Subsidiaries, The Provident Bank, as Agent, and various lenders, as amended.

          "SENIOR LOAN DOCUMENTS" means the Senior Loan Agreement and the documents entered into in connection with or provided for in the Senior Loan Agreement.

          "SERIES D PREFERRED STOCK" means the Series D Redeemable Preferred stock of the Company, par value $.01 per share with a stated value of $1,000.00 per share.

          "STOCKHOLDERS AGREEMENT" means that certain Amended and Restated Stockholders Agreement dated as of July 31, 1995 among the Company and the Purchasers, as amended by that certain First Amendment to Amended and Restated Stockholders Agreement of even date herewith among the Company and Purchasers.

          "SUBSEQUENT INVESTMENT" has the meaning set forth in Section 2.2
                                                               -----------
     hereof.

          "SUBSIDIARY" means, with respect to any Person, any corporation or similar entity, a majority of the Capital Stock or other equity of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by such Person either directly or through Subsidiaries.

          "TRANSACTION DOCUMENTS" has the meaning set forth in Section 3.3
                                                               -----------
     hereof.

          "UNITED STATES" or "U.S." means the United States of America.

          "WARRANT CERTIFICATE" shall have the meaning set forth in Section 1
                                                                    ---------
     hereof.

          "WARRANTS" shall have the meaning set forth in Section 1 hereof.
                                                         ---------

11.  MISCELLANEOUS.
     -------------

          11.1.  PAYMENTS.
                 --------

          The Company agrees that, so long as any Purchaser shall hold any Securities, it will make payments in respect of such Securities, in compliance with the terms of this Agreement, and the other Transaction Documents, by wire transfer of immediately available funds for credit to such account or accounts as such Purchaser may designate in writing.

          11.2.  EXPENSES; INDEMNITY.
                 -------------------

          (a) The Company hereby agrees, whether or not the transactions hereby contemplated shall be consummated, to pay, and save any holder harmless against liability for the payment of, the costs and expenses incurred by such holder, including, without limitation, the reasonable fees and disbursements of counsel engaged by Heller, EIT and the Individual Investors, in connection with
(i) any subsequent proposed amendment to, modification of, or proposed consent under (whether or not such proposed modification shall be effected or proposed consent granted) and (ii) the costs and expenses, including attorney's fees, incurred by Heller, EIT and the Individual Investors, in enforcing its rights under, any of this Agreement, the Warrants or the Series D Preferred Stock or in responding to any subpoena or other legal process issued in connection with this Agreement or the transactions contemplated hereby or by reason of such Purchaser's having acquired any Security, including without limitation, costs and expenses incurred in any bankruptcy case involving the Company or any of its Subsidiaries; provided, however, that the Company shall not be obligated to
              --------  -------
pay any costs, fees or expenses incurred by any holder solely by reason of such holder's gross negligence or willful misconduct. The obligations of the Company under this Section 11.2 shall survive the transfer of any Securities or
           ------------
portion thereof or interest therein by any Purchaser or any subsequent holder of the Securities and the redemption of the Preferred Shares.

          (b) Notwithstanding any investigation performed by any Purchaser prior to any Closing of the Initial Investment or any Subsequent Investment, from and after the Closing of the Initial Investment, the Company shall indemnify, save and hold harmless, release and discharge each holder of any Securities and all of its officers, directors, stockholders, agents, representatives, consultants, employees, and Affiliates, and all of its heirs, successors and permitted assigns from and against any and all damages, obligations, cases, claims, deficiencies, penalties, interest, expenses, fines, assessments, charges and costs (including attorneys' fees and court costs) and other liabilities of any kind, including, without limitation, environmental liabilities (collectively, "DAMAGES"), arising from, out of or in any manner connected with or based on (i) notwithstanding any disclosure in this Agreement (including the exhibits and schedules attached hereto) or otherwise, the breach of any covenant of the Company or the failure by the Company to perform any of its obligations contained herein or in any of the agreements, documents or instruments required to be executed and delivered by the Company in connection with the transactions contemplated hereby and in any other Transaction Documents, (ii) any inaccuracy in or breach of any representation or warranty of the Company under this Agreement or any agreement, document or instrument required to be executed and delivered by the Company in connection with the transactions contemplated hereby and in any other Transaction Documents, (iii) notwithstanding any disclosure in this Agreement (including the exhibits and schedules attached hereto) or otherwise, any and all acts, omissions, events, conditions or circumstances involving or related to the assets, properties, businesses, operations or activities of the Company, any of its Subsidiaries or any predecessor of any thereof, whether occurring or existing on, prior to or after the Closing of the Initial Investment, except if any such Damages arise solely as a result of such Person's gross negligence or willful misconduct.

          11.3.  CONSENT TO AMENDMENTS; SUBORDINATION.
                 -------------------------------------

          (a) This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of eighty percent (80%) of the number of shares of Series D Preferred Stock at the time outstanding, and each holder of any shares of Series D Preferred Stock at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 11.3. No course of dealing between the Company and the holder of any
------------
share of Series D Preferred Stock nor any delay in exercising any rights hereunder or under any share of Series D Preferred Stock shall operate as a waiver of any rights of any holder of such shares of Series D Preferred Stock.

          (b) Once the Preferred Shares have been redeemed in full, this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of eighty percent (80%) of the then outstanding Warrants, and each holder of Warrants at the time or thereafter outstanding shall be bound by any consent authorized by this Section 11.3.
                                                 ------------

          11.4.  PERSONS DEEMED OWNERS.
                 ---------------------

          Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any shares of Series D Preferred Stock is registered as the owner and holder of such shares of Series D Preferred Stock for the purpose of receiving payment of the liquidation value of, and dividends on, such shares and for all other purposes whatsoever.

          11.5.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
                 ------------------------------------------------------------

          All representations and warranties contained herein and under any other Transaction Documents or made in writing by or on behalf of the Company in connection herewith or therewith or in connection with the transactions contemplated hereby or thereby shall survive the execution and delivery of this Agreement and the Securities, the transfer by any Purchaser of any Securities or portion thereof or interest therein, or the repurchase or redemption of the Securities and may be relied upon by any transferee regardless of any investigation made at any time by or on behalf of such Purchaser; provided,
                                                                  --------
however, that the representations and warranties set forth in any Transaction
-------
Document shall survive only for such period of time specifically set forth in such Transaction Document to the extent that a shorter period is set forth therein. Subject to the preceding sentence, this Agreement, the Securities and the other Transaction Documents embody the entire agreement and understanding among the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

          11.6.  SUCCESSORS AND ASSIGNS.
                 ----------------------

          All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the of the parties hereto whether so expressed or not.

          11.7.  NOTICES.
                 -------

          All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to Heller, addressed to it at 500 West Monroe Street, Chicago, Illinois 60661, Telecopier no.: 312-441-7236, Attention: Renee M. Rempe, with copies to Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd., 55 East Monroe Street, Suite 3700, Chicago, Illinois 60603, Telecopier No.: 312-332-2196,
Attention: Dennis B. Black, (b) if to EIT, addressed to it at 65 Kingsway, London, England WC2B 6QT, Telecopier no.: 011-4471-242-1806, Attention: Mr. Philip Dyke, with a copy to Electra Fleming, Inc., 320 Park Avenue, 28th Floor, New York, New York 10022, Telecopier No.: 212-319-3069, Attention: Ms. Diane
M. Smith, Senior Vice President, with copies to Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022, Telecopier No.: 212-326-0806,
Attention: Selig D. Sacks, Esq., or to such other address or addresses as EIT shall have specified to the parties hereto in writing, (c) if to any other holder of any shares of Series D Preferred Stock or Warrants, including without limitation the Individual Investors, addressed to such holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such share of Series D Preferred Stock or Warrants which shall have so specified an address to the Company, and
(d) if to the Company, addressed to it at Career Education Corporation, 2800 West Higgins Road, Suite 790, Hoffman Estates, Illinois 60195, Telecopier No.:
847-781-3610, Attention: President, with a copy to: D'Ancona and Pflaum, 30 North LaSalle Street, Suite 2900, Chicago, Illinois 60602, Telecopier No.: 312-580-0923, Attention: Michel J. Feldman, Esq., and with a copy to Heller Equity Capital Corp., 500 West Monroe Street, Chicago, Illinois 60661, Telecopier No.:
312-441-7236, Attention: Renee M. Rempe, or to such other address or addresses as the Company may have designated in writing to each holder of the Securities at the time outstanding.

          11.8.  DESCRIPTIVE HEADINGS, ETC.
                 --------------------------

          The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. References herein to a Section are, unless otherwise specified, to one of the Sections of this Agreement and references to an "Exhibit" or "Schedule" are, unless otherwise specified, to one of the Exhibits or Schedules to this Agreement.

          11.9.  GOVERNING LAW; CHOICE OF FORUM.
                 ------------------------------

          THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN CHICAGO, ILLINOIS. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THE SERIES D PREFERRED STOCK SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT HERETO AND THERETO SHALL ONLY BE BROUGHT IN THE COURTS OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY AND EACH PURCHASER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY WAIVES ANY DEFENSE OR CLAIM TO SUCH JURISDICTION WHICH EITHER OR BOTH MAY HAVE BASED, DIRECTLY OR INDIRECTLY, ON THE GROUNDS OF FORUM NON CONVENIENS. IF ANY ACTION IS COMMENCED IN ANY OTHER JURISDICTION, THE PARTIES

HERETO HEREBY CONSENT TO THE REMOVAL OF SUCH ACTION TO THE NORTHERN DISTRICT OF ILLINOIS. THE COMPANY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, AS THE DESIGNEE, APPOINTEE AND AGENT, OF THE COMPANY TO RECEIVE, FOR AND ON BEHALF OF THE COMPANY, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE RIGHTS AND OBLIGATIONS HEREUNDER OR THEREUNDER OR UNDER THE SERIES D PREFERRED STOCK AND SUCH SERVICE SHALL BE DEEMED COMPLETED UPON DELIVERY THEREOF TO SUCH AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 11.7, BUT
                                                             ------------
THE FAILURE OF THE COMPANY TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER, OR ANY OTHER HOLDER OF ANY OF THE SECURITIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

          11.10. WAIVER OF JURY TRIAL.
                 --------------------

          THE COMPANY AND EACH PURCHASER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THE RELATIONSHIP THAT IS BEING ESTABLISHED HEREUNDER. THE COMPANY AND EACH PURCHASER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND EACH PURCHASER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE COMPANY AND EACH PURCHASER FURTHER WARRANT AND

REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          11.11. ISSUANCE OF SECURITIES TO KLETTKE.
                 ---------------------------------

          The Company and Klettke hereby agree that upon Klettke's prior written request, any Securities to be issued to Klettke pursuant to this Agreement may be issued to First Chicago, Custodian, William A. Klettke IRA (the "KLETTKE IRA"); provided, that the issuance of such Securities to the Klettke IRA would
       --------
not result in a breach of the representations and warranties of Klettke in
Section 9 hereof if such representations and warranties were made by the Klettke
---------
IRA. Klettke hereby represents and warrants that he is the sole beneficiary of the Klettke IRA with power of direction, and agrees that, in the event of the issuance of any Securities to the Klettke IRA, he will cause the Klettke IRA to be bound by the terms of this Agreement, the Stockholders Agreement and all other agreements governing the rights of the Company's stockholders to which Klettke is a party. Furthermore, Klettke hereby agrees to execute and deliver, or to cause the Klettke IRA to execute and deliver, such other documents as the Company may reasonably require in connection with any issuance of Securities to the Klettke IRA.


                                   [Signature page follows.]

          IN WITNESS WHEREOF, the Company and each Purchaser have caused this Agreement to be executed by its duly authorized officer as of the date first above written.


                                             CAREER EDUCATION CORPORATION


/s/ ROBERT E. DOWDELL                        By /s/ WILLIAM A. KLETTKE
-----------------------------------             -------------------------------
    Robert E. Dowdell                        Name William A. Klettke
                                                  -----------------------------
/s/ JOHN M. LARSON                           Title Vice President & CFO
-----------------------------------                ----------------------------
    John M. Larson
                                             HELLER EQUITY CAPITAL CORPORATION
/s/ WALLACE O. LAUB
-----------------------------------          By /s/ RENEE M. REMPE
    Wallace O. Laub                             -------------------------------
                                             Name Renee M. Rempe
                                                  -----------------------------
/s/ CONSTANCE L. LAUB                        Title Vice President
-----------------------------------                ----------------------------
    Constance L. Laub
                                             ELECTRA INVESTMENT TRUST P.L.C.

/s/ WILLIAM A. KLETTKE                       By /s/ HUGH M. MUMFORD
-----------------------------------             -------------------------------
    William A. Klettke                       Name Hugh M. Mumford
                                                  -----------------------------
                                             Title Director
                                                   ----------------------------